SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 12, 2012

NIGHTCULTURE, INC.
(Exact name of registrant as specified in Charter)

Nevada	0-49648	73-1554122
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

6400 Richmond Avenue Houston, Texas 77057
(Address of Principal Executive Offices)(Zip Code)

832-535-9070
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 12, 2012, NightCulture, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Mountain Top, Inc. (the “Investor”), pursuant to which the Company agreed to sell, and sold, units (the “Units”) consisting of a convertible debenture (the “Convertible Debenture”) and a warrant (the “Warrant”).  Gross proceeds from the sale of Units were used to pay the cash portion of the acquisition price of Full Access (described below) and the balance of the proceeds will be used for general working capital.

No placement agents or brokers participated in the offering of the Units and no commissions or finders fees were paid pursuant to the offering.

The securities were issued in reliance upon an exemption from registration afforded pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, as a transaction not involving a public offering of securities.  The securities were offered solely to a single accredited investor without public solicitation and the securities issued in the offering are subject to resale restrictions, including the placement of restrictive legends on the certificates evidencing the securities.

The foregoing is a summary of the terms of the Securities Purchase Agreement and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1.

Convertible Debenture

On September 12, 2012, the Company entered into the Convertible Debenture with the Investor evidencing the Company’s indebtedness to the Investor in the principal amount of $500,000.  The Convertible Debenture is an unsecured general obligation of the Company.

Interest and Maturity

The Convertible Debenture bears simple interest at five percent (5%) per annum and matures, and is payable in full with accrued and unpaid interest, on September 12, 2015; provided, however, that accrued interest with respect to any portion of the principal converted into common stock shall be payable on the date of conversion unless such accrued interest is converted into common stock (see “Conversion” below).  The Company may not, without the prior consent of the holder, prepay the Convertible Debenture prior to maturity or an event of default.

Conversion

The Convertible Debenture is convertible, in part or in whole, at the sole option of the holder, on or before maturity, into shares of common stock of the Company.  The Convertible Debenture is convertible into shares of common stock at a conversion (the “Conversion Price”) equal to fifty percent (50%) of the average closing price of the Company’s common stock over the twenty (20) trading day period ending on the conversion date.

The foregoing is a summary of the terms of the Convertible Debenture and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Convertible Debenture, a copy of which is attached hereto as Exhibit 10.2.

Warrant

The Warrant entitles the Investor to purchase up to 25,000,000 shares of the Company’s common stock at any time on or prior to December 31, 2015 at an exercise price equal to fifty percent (50%) of the average closing price of the Company’s common stock over the twenty (20) trading day period ending on the exercise of the Warrant, subject to adjustment upon certain corporate events, including stock dividends, distributions, splits and reclassifications.

The foregoing is a summary of the terms of the Warrant and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Warrant, a copy of which is attached hereto as Exhibit 10.3.

Registration Rights Agreement

On September 12, 2012, in connection with the closing of the transactions contemplated in the Securities Purchase Agreement, the Company and the Investor entered into a registration rights agreement (the “Registration Rights Agreement”) under which the Company agreed to (i) file, following written demand by the Investor, a registration statement covering the common stock underlying the Convertible Debenture and Warrant, and (ii) grant certain piggyback registration rights to the Investor.

The foregoing is a summary of the terms of the Registration Rights Agreement and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.4.

Asset Purchase Agreement

On September 13, 2012, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Brooke Humphries (“Humphries”) and Jeremy Word (“Word” and, together with Humphries, the “Sellers”).  Pursuant to the terms of the Asset Purchase Agreement, on September 13, 2012, the Company acquired from the Sellers all of the principal assets and rights associated with an event promotion and production business operated by the Sellers in the Dallas, Texas and surrounding market under the name “Full Access,” the assets acquired consisting principally of patron, customer, vendor and other lists and contact information (the “Acquired Assets”).  As consideration for the Acquired Assets, the Company paid $300,000 in cash and issued 1,000,000 shares of common stock (the “Share Consideration”).  Prior to the acquisition of the Acquired Assets, there was no material relationship between the Company and the Sellers.

No agents or brokers participated in the transactions undertaken pursuant to the Asset Purchase Agreement and no commissions or finders fees were paid in connection therewith.

The securities were as Share Consideration pursuant to the Asset Purchase Agreement issued in reliance upon an exemption from registration afforded pursuant to Section 4(2) of the Securities Act, as a transaction not involving a public offering of securities.  The securities were offered solely to two investors without public solicitation and the securities issued in the offering are subject to resale restrictions, including the placement of restrictive legends on the certificates evidencing the securities.

The foregoing is a summary of the terms of the Asset Purchase Agreement and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 10.5.

Employment Agreement

Pursuant to the terms, and as a condition, of the Asset Purchase Agreement, on September 13, 2012, the Company entered into an employment agreement (the “Employment Agreement”) with Jeremy Word.

Under the terms of the Employment Agreement, Word will provide ongoing services relative to event promotion and production operations in the Dallas, Texas market in order to maximize the value of the Acquired Assets.  Word will be employed on a full time basis subject to his right, with the permission of the Company, to pursue certain outside activities that do not conflict with his services to the Company.

The Employment Agreement provides for an annual salary of $50,000 plus twenty percent (20%) of net profits from events promoted and produced in the Dallas market as well as benefits available to other salaried employees.

The Employment Agreement runs for a term of three years and provides for certain confidentiality and non-competition obligations.

The foregoing is a summary of the terms of the Employment Agreement and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.6.

Advisory Board Consulting Agreement

Pursuant to the terms, and as a condition, of the Asset Purchase Agreement, on September 13, 2012, the Company entered into an advisory board consulting agreement (the “Consulting Agreement”) with Brooke Humphries.

Under the terms of the Consulting Agreement, Humphries will provide ongoing consulting services relative to event promotion and production operations in the Dallas, Texas market in order to maximize the value of the Acquired Assets.  Humphries will provide consulting services as an independent contractor on an as needed basis in connection with oversight of promotion and production operations.

The Consulting Agreement provides for the payment to Humphries of consulting fees in an amount equal to ten percent (10%) of net profits from events promoted and produced in the Dallas market.

The Consulting Agreement runs for a term of two years and provides for certain confidentiality and non-competition obligations.

The foregoing is a summary of the terms of the Consulting Agreement and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.7.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information relating to the Asset Purchase Agreement included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Convertible Debenture included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information relating to the Securities Purchase Agreement and the Share Consideration in Item 1.01 of this Form 8-K is incorporated herein by reference.

This Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.  No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

Financial statements of Full Access will be filed by amendment within the time permitted pursuant to paragraph (a)(4) of Item 9.01.

(b)           Pro Forma Financial Information

Pro Forma Financial Information reflecting the acquisition of the Acquired Assets will be filed by amendment within the time permitted pursuant to paragraph (a)(4) of Item 9.01.

(d)           Exhibits

Exhibit No.:	Description:

2.1	Asset Purchase Agreement, dated September 13, 2012, by and between NightCulture, Inc. and Brooke Humphries and Jeremy Word
10.1	Form of Securities Purchase Agreement, dated September 12, 2012
10.2	Form of 5% Convertible Debenture, dated September 12, 2012
10.3	Form of Warrant, dated September 12, 2012
10.4	Form of Registration Rights Agreement, dated September 12, 2012
10.5	Employment Agreement, dated September 13, 2012, between NightCulture, Inc. and Jeremy Word
10.6	Advisory Board Consulting Agreement, dated September 13, 2012, between NightCulture, Inc. and Brooke Humphries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTCULTURE, INC.

Dated: September 18, 2012	By:	/s/ Michael Long
Michael Long
President